UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22178

Davlin Philanthropic Funds

(Exact Name of Registrant as Specified in Charter)

44 River Road, Suite A

Wayland, MA  01778

(Address of Principal Executive Offices)  (Zip Code)

William E.B. Davlin

Davlin Philanthropic Funds

44 River Road, Suite A

Wayland, MA  01778

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

312 Walnut Street, 14th Floor

 Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

DAVLIN PHILANTHROPIC FUND

September 30, 2013

(Unaudited)

Dear Fellow Shareholders,

September 30, 2013 marks the halfway point in our fiscal year that began on March 31, 2013.  It is our sixth year in business and with the help of a $5,000.00 per charity “challenge” from one of our investors, our Fund continues to offer charities a new way to raise donations.  Please read more below.  On the portfolio side, the last six months brought us a 7.08% return, underperforming Russell 2000’s 13.61% return and the S&P 500’s gain of 8.31%.

Charity Update:

One of the exciting things about creating a new financial product like our Fund is that it takes years to understand all the different ways in which the public and charities will use it, and during 2013 we learned of a new use.  It all started during a meeting with one of our early investors (and my previous boss), Charles Royce.  As a philanthropist, Chuck is notorious for looking for new ways to incentivize charities to be more creative and the public to be more generous.  What we have realized over the past five plus years of running the Fund is that our investors are our biggest advocates.  When these investors are also in the leadership of a charity, that charity tends to adopt our Fund as part of its fundraising efforts.  Upon learning of these trends, Chuck offered to make $5,000 donation to any charity if at least three of its executives or Trustees would try our Fund by investing, and consider adding our Fund to its retirement plan.  We decided to start with 10 charities as a test to see how this “Challenge” incentives a positive response.

As our November press release stated, we had an amazing group of charities that offered to be part of the Chuck Royce Challenge.  They included Bay Cove Human Services, Boston Harbor Island Alliance, Catalogue for Philanthropy, The Declaration Initiative, Earthwatch Institute, Hands Together for Haiti, National Marine Life Center, Parmenter Community Health, Tanzanian Children’s Fund and WNRN.  Needless to say that we will keep you posted on the progress of this unique challenge.  We would also like to thank Chuck for his endless ingenuity, kindness and support.

Average Donation Matching Accrued

April 1, 2013 through September 30, 2013

	Davlin Philanthropic Fund	Russell 2000	S&P 500
Donation Rate Matching Premium	0.50% $7.24	0.00% $0.00	0.00% $0.00
Donation Rate after Match	4.12%	0.00%	0.00%

Market Update:

One of the reasons that the Federal Reserve’s Quantitative Easy (QE) Policy is so controversial is because the resulting effects are unknown.  While the Fed has always controlled short-term interest rates through its control of the Fed Funds Rate, Discount Rate and Bank Reserves Ratios, it has never tried to control long-term rates to the degree that it is today.  The Federal Reserve is buying $85 billion dollars a month in long-term Treasury bonds and mortgage backed securities in order to lower long-term rates and create liquidity.  We know that these purchases will “crowd-out” those markets and force investors into other investments, but we don’t understand all the tangential effects that “crowded-out” money will have on our economy.  As it turns out, we are learning that our Fund’s performance relative to the index is one of those “tangential effects”.

Furey Research Partners reports that over a 10-year period ended March 31, 2013, the least-leveraged firms in the Russell 2000 gained 48%, while the most highly levered firms gained only 1.9%.  However, over the year ending March 31, 2013, that pattern switched with the least-leveraged companies gaining 5.4%, while the most leveraged firms gained 15.8%. Explaining this strange occurrence is the fact that the Fed’s QE program has been very successful at lowering interest rates to 60 year lows and driving investment money into the corporate lending markets.  The result has been that highly leveraged firms have driven significant earnings growth just by refinancing debt at lower rates, even while extending maturity dates.  Equally as important is that we have been in a very slow sales growth environment.  With GDP growth around 1.62% for the same period, most companies have had a very hard time growing sales, so debt refinancing has been one of the largest drivers of earnings growth.

We have dedicated a lot of words in this letter over the last five plus years to our focus on Quality Value Investing, and one of our descriptions of a Quality stock includes a great balance sheet.  As a result, this “tangential” result of the QE program has negatively affected our performance with respect to the index.  The good news is that we feel that most of the companies that can refinance debt have done so by now.  We have also seen interest rates put in an incredibly low bottom in May and turn-up, which will make refinancing less accretive to the bottom line.  The bad news is that economy appears to be slowing currently, so that sales growth will remain under severe pressure.  We were also sad to hear that the Fed had postponed the tapering of the QE program, because QE continues to support lower quality companies.  Only when rates start to rise and these more leveraged companies have to refinance at HIGHER rates will we see our Quality Value style truly show its superior long-term ability.  We expect to look back years from now and say it all started to change at the end 2013 or early 2014.

On a history-to-date basis, the Davlin Philanthropic Fund delivered an average annualized return of 13.81%, besting the 11.22% delivered by the Russell 2000 and the 7.99% delivered by the S&P 500.  All returns stated here and below exclude the Donation Rate after Match discussed in the preceding Charity Update.

Performance Numbers for YTD Fiscal 2014

	Davlin Philanthropic Fund	Russell 2000	S&P 500
April 1, 2013 Through September 30, 2013 Fund Compared to Index	7.08%*	13.61% (6.53)%	8.31% (1.23)%

*Does not include the 4.12% Donation Rate after Match mentioned above.

Performance Numbers for 3 Years

	Davlin Philanthropic Fund	Russell 2000	S&P 500
October 1, 2010 Through September 30, 2013 Fund Compared to Index	13.45%	18.28% (4.83)%	16.26% (2.81)%

Note: These are annualized returns.

Performance Numbers for History-to-Date

	Davlin Philanthropic Fund	Russell 2000	S&P 500
June 11, 2008 Through September 30, 2013 Fund Compared to Index	11.08%	9.02% +2.06%	6.45% +4.63%

Note: These are annualized returns.

Fund commencement date is June 11, 2008

Portfolio Highlights:

In past letters, we have written about the first two “Best Performers”.  We wrote about Nathans Famous in the September 2012 Semi-Annual Report and AerCap in the March 2010 Annual Report.  The next on the list is Toyota Motor Corp (TM).  We first started buying TM in February of 2010 in the middle of Congressional hearings into the sudden acceleration issues.  At the time, Toyota was the most profitable auto company in the world with a history of good returns on assets (above 5.0%) and a solid balance sheet.  The company had reported earnings of around $13.30 a share in 2008 and we had no reason to believe that it would not get back to those earnings one day.  Keep in mind that many of its competitors were being restructured, downsized and/or liquidated at the time.  A massive part of the global auto manufacturing and sales base was being eliminated and TM was well positioned to benefit from gains in market share.  We expected TM to pay a huge settlement for the sudden acceleration issues, but estimated it to be manageable and not a long term issue.  The stock which had traded as high as $134, was trading at around $72 when we started buying it and we purchased more as it fell down to the $68 range.  Then in May of 2011, the earthquake and tsunami hit Fukushima, Japan.  Since TM is the largest domestic auto manufacturer in Japan, the resulting power shortage had a devastating effect on production.  With the movement of some production offshore and an increase in its own power generating equipment, TM was able to get most of its factories back up and running over time. Then in October of 2011, flooding hit Thailand and brought critical parts manufacturing down.  This resulted in a huge world-wide production cut back for TM and allowed us to buy more shares in the $61 to $66 range.  By then we knew that the cost of the sudden acceleration issues would be limited, but there were a lot of one time recalls being announced.  There was a lot of discussion that TM had lost its reputation for quality – we disagreed.  The next disaster hit in 2012 as the yen increase in value to a peak of 76 yen/dollar.  We forecasted that do to its export focus and large deficits, the Japanese government would not allow this to continue.  We held on to all our shares and waited.

I am happy to report that the yen has devalued around 30% over the last year and (more importantly) TM has not reported another disaster.  TM operations have normalized and robust auto demand in the US has helped.  TM is on track to report its second best year in history.  We expect further upside from a rebound in Europe and benefits from its investments in China.  At $129 a share, TM is certainly not the value that it once was and we will look for opportunistic moments to take some profits.

We have written about our top four “Worst Performers” in the past.  We wrote about Gleacher in the September 2010 Semi-Annual Report, RadioShack in the March 2012 Annual Report, Global X Uranium in the September 2012 Semi-Annual Report, and Dover Downs Gaming in our March 2013 Annual Report, so let’s discuss our investment in Bank of New York 5.2% Preferred (BKpC).  We started purchasing BKpC in October 2012 at par of $25 a unit and bought them down into the $24.85 range over the following six months.  Our goal was to trade our cash that was earning around 0.16% for a security paying 5.2%.  We understood that there was some interest rate risk, but thought that it would be reduced by the fact that the 5.2% rate was  equivalent to a corporate high yield rate but issued by a single A credit company.  Since this Preferred is exchange traded, it also provided us liquidity which should also reduce risk in the long term.  The bad news is that liquidity is a double edged sword.  When a market moves quickly against a portfolio, like long-term rates did to fixed income starting in May of this year, Portfolio Managers look to sell the most liquid securities togain themselves time to manage the less liquid securities in the fund.  We got caught by the sudden move.  We feel that it has been over played and see BKpC firming in price.  We expect a short-term rally in fixed income securities to provide the opportunity to exit this position with only a minor loss.  In the meantime, we have been collecting the 5.2% dividend to ease some of our pain.

Sustainable Giving:

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving, and remember - every additional dollar you invest in the Davlin Philanthropic Fund sends more money to the charities you love.  Help us accomplish our mission by making regular investments in the Fund and consider sharing our story with your friends and favorite non-profits.

William E. B. Davlin

Davlin Fund Advisors, LLC

President & Portfolio Manager

44 River Road, Suite A

Wayland, MA 01778-1829

Top 10 Positions as of September 30, 2013:

% Net Assets

1.   Toyota Motor Corp. ADR

2.92%

2.   Aercap Holdings N.V.

2.69%

3.   Nathans Famous, Inc.

2.50%

3.   Glacier Bancorp, Inc.

2.28%

4.   JP Morgan Chase & Co.

2.26%

5.   Cummings, Inc.

2.14%

6.   West Marine, Inc.

2.08%

7.   CF Industries Holdings, Inc.

2.07%

8.   Staples, Inc.

1.96%

9.   Ace Limited

1.94%

10. Gamco Investors, Inc.

1.93%

 Total:

          24.77%

Top 5 Best Performers:

Realized and Unrealized Gains

1.  Nathans Famous, Inc.

          $163,290

2.  AerCap Holdings NV

          $153,568

3.  Toyota Motor Corp. ADR

                      $113,626

4.  Glacier Bancorp, Inc.

          $107,580

5.  Wellcare Health Plans, Inc.

$94,858

Total:

          $632,922

Top 5 Worst Performers:

Realized and Unrealized Losses

1. Gleacher & Company, Inc.

$80,262

2  RadioShack Corporation

$69,044

3. Global X Uranium ETF

$62,189

4. Dover Downs Gaming & Entertainment

$47,428

5. Bank NY Mellon 5.2% Preferred

$18,826

Total:

           $277,749

DAVLIN PHILANTHROPIC FUND

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2013 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

	1 Year	3 Year	Since Inception	Value
Davlin Philanthropic Fund	24.69%	13.45%	11.08%	$17,460
Russell 2000 Index	30.06%	18.28%	9.02%	$15,815
S&P 500 Index	19.34%	16.26%	6.45%	$13,931

20,000
15,000
10,000
5,000
-
Davlin Philanthropic Fund
Russell 2000 Index
S&P 500 Index
6/11/2008 (Fund Inception)
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
December-10
March-11
June-11
September-11
December-11
March-12
June-12
September-12
December-12
March-13
June-13
September-13

This chart assumes an initial investment of $10,000 made on 6/11/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (877)-328-5468.

DAVLIN PHILANTHROPIC FUND

PORTFOLIO ANALYSIS

SEPTEMBER 30, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

	Davlin Philanthropic Fund
	Schedule of Investments
	September 30, 2013 (Unaudited)

Shares		Fair Value

COMMON STOCKS - 79.15%

Agricultural Chemicals - 2.07%
850	CF Industries Holdings, Inc.	$ 179,206

Bottled & Canned Soft Drinks - 1.15%
1,400	Monster Beverage Corp. *	73,150
1,500	National Beverage Corp. *	26,790
		99,940
Communications Services, NEC - 1.63%
18,500	RRSat Global Communications Network Ltd. (Israel)	141,166

Computer & Office Equipment - 1.55%
6,400	Hewlett-Packard Co.	134,336

Computer Storage Devices - 0.22%
300	Western Digital Corp.	19,020

Concrete Gypsum Plaster Products - 0.58%
2,000	Monarch Cement Co.	50,040

Cookies & Crackers - 0.74%
800	J&J Snack Foods Corp.	64,576

Drilling Oil & Gas Wells - 1.70%
3,900	Noble Corp.	147,303

Engines & Turbines - 2.15%
1,400	Cummins, Inc.	186,018

Finance Lessors - 0.34%
600	CIT Group Inc. *	29,262

Fire, Marine & Casualty Insurance - 7.46%
1,800	ACE Ltd. (Switzerland)	168,408
325	Fairfax Financial Holdings Ltd. (Canada) *	132,453
3,600	Montpelier RE Holdings Ltd. (Bermuda)	93,780
2,200	Safety Insurance Group, Inc.	116,534
1,600	Travelers Companies, Inc.	135,632
		646,807
Footwear - 0.93%
2,600	Sketchers USA, Inc. Class A *	80,886

Hospital & Medical Service Plans - 1.77%
2,200	Wellcare Health Plans, Inc. *	153,428

Household Audio & Video Equipment - 0.87%
12,200	Skullcandy, Inc. *	75,579

Industrial Inorganic Chemicals - 1.13%
4,000	Tronox Ltd., Class A F	97,880

Industrial Instruments for Measurement - 1.44%
4,000	Cognex Corp. *	125,160

Investment Advice - 2.59%
1,800	Franklin Resources, Inc.	90,990
3,500	Legg Mason, Inc.	117,040
1,000	Manning & Napier, Inc. Class A	16,680
		224,710
Leather & Leather Products - 1.18%
5,000	Vera Bradley, Inc. *	102,675

Meat Packing Plants - 1.74%
55	Seaboard Corp. *	151,140

Miscellaneous Manufacturing Industries - 1.37%
3,000	Hillenbrand, Inc.	82,110
1,100	Oil-Dri Corp. of America	37,114
		119,224
Motor Vehicle Parts & Accessories - 2.82%
800	Delphi Automotive Plc.	46,736
4,000	Fuel Systems Solutions, Inc. *	78,640
3,100	Strattec Security Corp.	118,885
		244,261
Motor Vehicles & Passenger Cars - 2.92%
1,980	Toyota Motor Corp. ADR (Japan)	253,499

National Commercial Banks - 2.79%
3,800	JPMorgan Chase & Co.	196,422
1,100	Wells Fargo & Co.	45,452
		241,874
Newspapers: Publishing or Publishing & Printing - 0.58%
800	Tribune Co., Class A *	50,472

Oil and Natural Gas - 4.07%
750	BP Plc ADR (United Kingdom)	31,523
1,400	Marathon Petroleum Corp.	90,048
2,050	Phillips 66	118,531
3,300	Valero Energy Corp.	112,695
		352,797
Primary Production of Aluminum - 0.99%
1,200	Kaiser Aluminum Corp.	85,500

Private Equity Firm - 0.65%
4,300	MVC Capital, Inc.	56,158

Retail - Auto Dealers & Gasoline Stations - 2.62%
1,566	CST Brands, Inc. *	46,667
14,900	West Marine, Inc. *	180,588
		227,255
Retail - Eating Places - 3.43%
4,100	Nathans Famous, Inc. *	216,398
10,800	Ruby Tuesday, Inc. *	81,000
		297,398
Retail - Grocery Stores - 2.34%
4,300	Village Super Market, Inc. Class A	163,400
800	Weis Markets, Inc.	39,152
		202,552
Retail - Miscellaneous Shopping - 1.96%
11,600	Staples, Inc.	169,940

Retail - Radio, TV & Consumer Electronics - 0.28%
7,200	RadioShack Corp. *	24,552

Rolling, Drawing & Extruding of Nonferrous Metals - 0.74%
2,000	RTI International Metals, Inc. *	64,080

Savings Institution, Federally Chartered - 2.56%
4,900	People's United Financial, Inc.	70,462
6,900	Territorial Bancorp, Inc.	151,593
		222,055
Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.04%
2,000	Garmin Ltd. (Switzerland)	90,380

Security Brokers, Dealers & Flotation Companies - 6.22%
2,200	Gamco Investors, Inc. Class A	167,046
11,315	Gleacher & Company, Inc. *	155,581
11,100	JMP Group, Inc.	68,709
5,500	Morgan Stanley	148,225
		539,561
Semiconductors & Related Devices - 0.93%
2,000	Texas Instruments, Inc.	80,580

Services-Advertising Agencies - 1.20%
5,000	ValueClick, Inc. *	104,300

Services-Amusement & Recreation Services - 0.65%
41,900	Dover Downs Gaming & Entertainment, Inc. *	56,565

Services-Equipment Rental & Leasing - 2.69%
12,000	AerCap Holdings N.V. (Netherlands) *	233,520

Sporting & Athletic Goods, NEC - 0.59%
7,200	Callaway Golf Co.	51,264

State Commercial Banks - 3.70%
4,100	Bank of NY Mellon Corp.	123,779
8,000	Glacier Bancorp, Inc.	197,440
		321,219
Sugar & Confectionery Products - 0.75%
2,800	John B Sanfilippo & Son, Inc. *	64,932

Surgical & Medical Instruments - 0.20%
1,000	Globus Medical, Inc. *	17,460

Water Transportation - 0.99%
1,450	Tidewater, Inc.	86,072

TOTAL COMMON STOCKS (Cost $4,788,839) - 80.32%		$ 6,966,602

EXCHANGE TRADED FUNDS - 4.62%
1,300	ETFS Palladium Trust *	91,962
520	ETFS Platinum Trust *	71,406
7,433	Global X Uranium ETF *	113,353
1,700	iShares MSCI Turkey ETF	93,772
400	Proshares Ultrashort 20+ year Treasury *	30,108
		400,601

TOTAL EXCHANGE TRADED FUNDS (Cost $454,780) - 4.62%		$ 400,601

PREFERRED STOCKS - 2.56%
3,900	Bank of NY Mellon Corp. PFD 5.20% **	78,390
375	Southern California Edison Co. PFD 5.349% **	37,999
5,200	The Goldman Sachs Group, Inc. 2010 PFD-C 4.00% **	105,508
		221,897

TOTAL PREFERRED STOCKS (Cost $227,274) - 2.56%		$ 221,897

REAL ESTATE INVESTMENT TRUSTS - 3.79%
9,200	Chatham Lodging Trust	164,312
11,100	Franklin Street Properties Corp.	141,414
800	Pebblebrook Hotel Trust	22,968
		328,694

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $251,896) - 3.79%		$ 328,694

SHORT TERM INVESTMENTS - 8.54%
740,525	Fidelity Institutional Money Market Portfolio 0.08%**	740,525

TOTAL SHORT-TERM INVESTMENTS (Cost $740,525) - 8.54%		$ 740,525

TOTAL INVESTMENTS (Cost $6,470,852) - 99.83%		8,658,319

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.17%		14,839

NET ASSETS - 100.00%		$ 8,673,158

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2013.
ADR - American Depositary Receipt
The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Assets and Liabilities
September 30, 2013 (Unaudited)

Assets:
Investments, at Fair Value (Cost $6,463,314)	$ 8,658,319
Receivables:
Dividends and Interest	7,295
Securities Sold	18,525
Total Assets	8,684,139
Liabilities:
Accrued Management Fees (Note 4)	7,321
Accrued Charitable Contributions (Note 4)	3,660
Total Liabilities	10,981
Net Assets	$ 8,673,158

Net Assets Consist of:
Paid In Capital	$ 6,277,779
Accumulated Net Investment Loss	(33,732)
Accumulated Net Realized Gain on Investments	234,106
Unrealized Appreciation in Value of Investments	2,195,005
Net Assets, for 551,628 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 8,673,158

Net Asset Value and Offering Price Per Share ($8,673,158/551,628)	$ 15.72

Minimum Redemption Price ($15.72 x 0.99)*	$ 15.56

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Operations
For the Six Months Ended September 30, 2013 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $1,031)	$ 68,787
Interest	44
Total Investment Income	68,831

Expenses:
Advisory Fees (Note 4)	40,451
Charitable Contributions (Note 4)	20,225
Total Expenses	60,676

Net Investment Income	8,155

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	92,147
Net Change in Unrealized Appreciation on Investments	458,034
Net Realized and Unrealized Gain on Investments	550,181

Net Increase in Net Assets Resulting from Operations	$ 558,336

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Years Ended
	9/30/2013	3/31/2013
Increase in Net Assets From Operations:
Net Investment Income	$ 8,155	$ 58,367
Net Realized Gain on Investments	92,147	154,574
Net Change in Unrealized Appreciation on Investments	458,034	852,611
Net Increase in Net Assets Resulting from Operations	558,336	1,065,552

Distributions to Shareholders From:
Net Investment Income	-	(87,946)
Realized Gains	-	(11,240)
Total Distributions	-	(99,186)

Capital Share Transactions:
Proceeds from Sale of Shares	696,757	556,040
Shares Issued on Reinvestment of Dividends	-	41,336
Cost of Shares Redeemed	(310)	(85)
Net Increase in Net Assets from Shareholder Activity	696,447	597,291

Net Assets:
Net Increase in Net Assets	1,254,783	1,563,657
Beginning of Year	7,418,375	5,854,718
End of Year (Including Accumulated Net Investment
Loss of $(33,732) and $(41,887), respectively)	$ 8,673,158	$ 7,418,375

Share Transactions:
Shares Sold	46,389	43,502
Shares Issued on Reinvestment of Dividends	-	3,155
Shares Redeemed	(21)	(6)
Net Increase in Shares	46,368	46,651
Outstanding at Beginning of Year	505,260	458,609
Outstanding at End of Year	551,628	505,260

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Financial Highlights
Selected data for a share outstanding throughout each period.

	(Unaudited)
	Six Months							For the Period *
	Ended		Year Ended	Year Ended		Year Ended	Year Ended	Ended
	9/30/2013		3/31/2013	3/31/2012		3/31/2011	3/31/2010	3/31/2009

Net Asset Value, at Beginning of Period	$ 14.68		$ 12.77	$ 13.20		$ 11.50	$ 8.28	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.02		0.12	0.04		0.06	0.10	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	1.02		1.99	0.04	±	1.81	3.39	(1.74)
Total from Investment Operations	1.04		2.11	0.08		1.87	3.49	(1.65)

Distributions from:
Net Investment Income	-		(0.18)	(0.15)		(0.14)	(0.27)	(0.07)
Net Realized Capital Gains	-		(0.02)	(0.36)		(0.03)	-	-
Total Distributions	-		(0.20)	(0.51)		(0.17)	(0.27)	(0.07)

Net Asset Value, at End of Period	$ 15.72		$ 14.68	$ 12.77		$ 13.20	$ 11.50	$ 8.28

Total Return ***	7.08%		16.71%	1.03%		16.35%	42.39%	(16.53)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 8,673		$ 7,418	$ 5,855		$ 3,471	$ 2,748	$ 1,636
Ratio of Expenses to Average Net Assets	1.50%	****	1.50%	1.52%	†	1.50%	1.50%	1.50%	****
Ratio of Net Investment Income to Average Net Assets	0.20%	****	0.93%	0.30%		0.52%	1.01%	1.23%	****
Portfolio Turnover Rate	9.16%		19.83%	14.37%		20.60%	27.84%	33.20%

* Commencement of Investment Operations on June 11, 2008.
** Net Investment Income per share amounts were calculated using the average share method and were calculated prior to any book to tax adjustments.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

**** Annualized for period less than a year.

† 0.02% is attributable to excise tax expense.
± Realized and unrealized gains per share are balancing amounts and may not reconcile with the gains in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013 (UNAUDITED)

Note 1. Organization

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of the Davlin Philanthropic Funds (the “Trust”) on December 4, 2007.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the “Trust Agreement”), dated November 27, 2007, and filed with the state on December 4, 2007.  The Fund commenced investment operations on June 11, 2008. The Trust Agreement permits the Board of Trustees (“Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).  The investment objective of the Fund is to seek long-term capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open fiscal years 2010 - 2013, or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  As of and during six months ended September 30, 2013, the Fund did not incur any interest or penalties.

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note 3.  Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities- (common stock including real estate investment trusts, exchange traded funds, and preferred stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund.  These securities will be categorized as Level 1 within the fair value hierarchy.

Short term investments, except money market funds, maturing in 60 or more days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities.  When valued at last sales price, the securities will be categorized as Level 1.  When valued at bid prices or yield equivalents, they will be categorized as Level 2.  Short term investments, those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  These securities will be categorized as Level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2013:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 6,966,602	$ -	$ -	$ 6,966,602
Exchange Traded Funds	400,601	-	-	400,601
Preferred Stock	221,897	-	-	221,897
Real Estate Investment Trusts	328,694	-	-	328,694
Short-Term Investments	740,525	-	-	740,525
Total	$ 8,658,319	$ -	$ -	$ 8,658,319

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) any time during the six months ended September 30, 2013.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the six months ended September 30, 2013. For more detail on the industry classification of investments, please refer to the Schedule of Investments. There were no transfers into or out of Level 1 or Level 2 during the six months ended September 30, 2013. The Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Note 4.  Related Party Transactions

INVESTMENT ADVISER: The Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund. Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.  For the six months ended September 30, 2013, the Adviser was paid fees of $40,451, and was owed $7,321.

The Adviser pays all the ordinary operating expenses of the Fund, such as officer and trustee compensation, legal and auditing expenses and insurance expenses, but excluding the Fund’s charitable donations, management fee, brokerage costs, borrowing costs, such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

William Davlin is the control person of the Adviser and also serves as an officer/trustee of the Trust.

CHARITABLE FOUNDATION:  In addition, the Fund annually donates an amount equal to 0.50% of the Fund’s average daily net assets to the non-profit Davlin Foundation (the “Foundation”).  On an annual basis, the Foundation distributes the Fund’s donations to various charities with guidance from the Fund’s investors.  During the six months ended September 30, 2013, the Fund donated $20,225 to the Foundation.  William Davlin is an officer and trustee of the Foundation is also an officer and trustee of the Trust.  In total, four of the other seven trustees of the Foundation are also trustees of the Trust.  At September 30, 2013, the Fund owed $3,660 to the Foundation.

Note 5. Investment Transactions

For the six months ended September 30, 2013, the cost of purchases and the proceeds from sales, other than U.S. Government obligations and short-term securities were $1,314,771 and $667,771, respectively.  There were no purchases or sales of U.S. Government obligations.  For federal income tax purposes the cost of securities owned at September 30, 2013, was $6,463,314.

At September 30, 2013, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$2,466,965	$(271,960)	$2,195,005

Note 6. Distributions to Shareholders

On December 27, 2012, the Fund declared an income distribution of $0.1776 per share, a short term capital gain distribution of $0.0190, and a long term capital gain distribution of $0.0037.  The distribution was paid on December 27, 2012 to shareholders of record on December 26, 2012.  The tax character of the $99,186 paid was $97,354 ordinary income and $1,832 realized gain.

On December 28, 2011, the Fund declared an income distribution of $0.1520 per share, a short term capital gain distribution of $0.0295, and a long term capital gain distribution of $0.3272.  The distribution was paid on December 28, 2011 to shareholders of record on December 27, 2011.  The tax character of the $219,506 paid was $78,309 ordinary income and $141,197 realized gain.

There were no distributions paid during the six months ended September 30, 2013.

For the year ended March 31, 2013, the Fund recorded the following reclassification to the accounts listed below.  The reclassifications were primarily as a result of the differing book/tax treatment of certain investments and expenses.

Paid In Capital	Decrease Accumulated Net Investment Loss	Increase Accumulated Net Realized Gain

$(28,293)	$27,891	$402

As of March 31, 2013 the components of distributable earnings on a tax basis were as follows:

Accumulated Net Investment Income	$ 24,393
Accumulated Realized Gain	126,591
Unrealized Appreciation on Investments	1,686,059
Total	$ 1,837,043

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses of wash sales and passive foreign investment holdings.

Note 7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2013, Mr. Davlin (including his family) owned in excess of 25% of the Fund and as such may be deemed to control the Fund.

Note 8.  Subsequent Events

Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Note 9.  New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

Davlin Philanthropic Fund
Expense Illustration
September 30, 2013 (Unaudited)

Expense Example

As a shareholder of the Davlin Philanthropic Fund, you incur ongoing costs which typically consist of (1) transaction costs, including redemption fees and (2) ongoing costs, including, management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2013 through September 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included.  Your costs could have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2013	September 30, 2013	April 1, 2013 to September 30, 2013

Actual	$1,000.00	$1,070.84	$7.79
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.55	$7.59

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2013 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (877) Davlin-8 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-Davlin-8.

Approval of Renewal of Management Agreement

The Board considered the renewal of the Fund's Management Agreement with Davlin Fund Advisors, LLC, the Fund's investment advisor (the "Advisor") at an in person meeting held May 15, 2013.  The Trustees review included, but was not limited to:  (1) the nature, extent and quality of services provided to the Fund; (2) investment performance of the Fund and the Advisor; (3) costs of the services and profits of the Advisor (including any affiliates) and fees charged by the Advisor to other institutional clients; (4) economies of scale realized as the Fund grows; and (5) whether fees indicate that the Fund benefits or shares in the economies of scale.  The Trustees deliberated and considered the following factors, summarized below, in their evaluation of renewal of the Management Agreement with the Advisor.

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the Advisor, the Board considered the Advisor's investment philosophy and strategy.  In addition, the Trustees reviewed the Advisor's Form ADV which described the operations and policies of the Advisor.  The Trustees also reviewed a description of the organizational structure of the Advisor, noting that the Advisor operates with a single member, William E.B. Davlin, performing all the functions of the Advisor.  The Trustees noted that, while the Advisor does not have the depth as represented by number of employees that other adviser's may possess, Mr. Davlin devotes the majority of his time to the Fund and is not distracted by having other accounts to manage.  Therefore, the Trustees concluded that the Advisor is adequately staffed relative to its responsibilities and obligations to the Fund.  They also observed that the Advisor's operational and compliance processes are well designed and give the Trustees confidence that the Fund will continue to be managed in conformity with its investment objective and restrictions.  Additionally, the Trustees noted some of the prominent features of the Advisor's investment process, including ongoing reviews of financial market developments and supporting the Fund via a website and general promotional activities.  The Advisor certified to the Board that it had complied with the Trust's Code of Ethics.  The Board also reviewed the Advisor's unaudited balance sheet and income statement for the period ended December 31, 2012.  The Trustees concluded that the Advisor can fulfill any financial obligation to the Fund.  The Trustees concluded that the Advisor has provided high quality advisory services to the Fund, and that the nature and extent of services provided by the Advisor were reasonable and consistent with the Board's expectations.

Performance.  The Board considered the past performance of the Fund noting that for the one-year period, it had outperformed the Russell 2000 Index, but lagged the index over the three-year period, while outperforming the index for the since-inception period from June 11, 2008 to March 31, 2013.  The Board then considered the Fund's performance versus a peer group of a group of similar funds selected from a Morningstar database.  The peer group was assembled by the Advisor and consisted primarily of domestic equity value no-load funds with assets above $1 million and less than $50 million.  The Board noted that the Fund's performance exceeded the peer group over both one-year and three-year periods.  The Trustees noted they were satisfied with the Fund's performance.

Fees and Expenses.  The Board noted that the Advisor charges a 1.00% unitary-style annual advisory fee based on the average net assets of the Fund.  The Board noted that because of the unitary-style fee, a separate peer group analysis of only management fees was not relevant because management fees could not be separated from total expenses.  The Board also noted the Fund's total expenses of 1.50% were slightly above the peer average of 1.38% but within a range of reasonable total expenses when compared to the level of fees paid by a reference group of other similarly managed mutual funds.  The Trustees concluded that the Fund's management fee, as an element of total fees, is in a range of reasonable fees when compared to a group of similarly managed funds, and is acceptable in light of the quality of the services the Fund has received and expects to continue to receive from the Advisor.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  The Board concluded that economies of scale was not relevant at this time due to the small size of the Fund, but that this issue would be revisited as the Fund grows.

Profitability.  The Board considered the anticipated profits to be realized by the Advisor in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  As to profits realized by the Advisor, the Board reviewed information regarding the Advisor's income and expenses for the period ended December 31, 2012.  The Board noted that the Advisor has not been profitable or only slightly profitable with respect to the Fund.  The Board then discussed additional benefits received by the Advisor from the Fund and agreed there were none.  They concluded that the Advisor was not excessively profitable and the Board was satisfied that the Advisor's level of profitability from its continued relationship with the Fund would not be excessive.

Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved renewal of the Management Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.  The Trustees determined that the overall arrangement provided under the terms of the Management Agreement was a reasonable business arrangement, and that the renewal of the Management Agreement was in the best interests of the Trust and the Fund's shareholders.

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Davlin Philanthropic Funds

By /s/William E.B. Davlin

 William E.B. Davlin

 Trustee, President and Principal Executive Officer

Date: November 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/William E.B. Davlin

William E.B. Davlin

Trustee, President and Principal Executive Officer

Date November 21, 2013

*Print the name and title of each signing officer under his or her signature.